EXHIBIT 24

                          CONSOLIDATED GRAPHICS, INC.

                               POWER OF ATTORNEY

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statements on Form S-8 and Form S-3, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statements"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statements in connection with the registration by the Company of its Common Stock, par value $0.01 per share, issued in connection with the acquisition of Garner Printing Company and issuable pursuant to the Consolidated Graphics, Inc. Employee 401(k) Savings Plan.

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statements, including the exhibits thereto, and any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of December 17, 1996.

                                           /s/ LARRY J. ALEXANDER
                                               Larry J. Alexander

                          CONSOLIDATED GRAPHICS, INC.

                               POWER OF ATTORNEY

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statements on Form S-8 and Form S-3, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statements"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statements in connection with the registration by the Company of its Common Stock, par value $0.01 per share, issued in connection with the acquisition of Garner Printing Company and issuable pursuant to the Consolidated Graphics, Inc. Employee 401(k) Savings Plan.

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statements, including the exhibits thereto, and any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of December 17, 1996.


                                              /s/ BRADY F. CARRUTH
                                                  Brady F. Carruth

                          CONSOLIDATED GRAPHICS, INC.

                               POWER OF ATTORNEY


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statements on Form S-8 and Form S-3, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statements"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statements in connection with the registration by the Company of its Common Stock, par value $0.01 per share, issued in connection with the acquisition of Garner Printing Company and issuable pursuant to the Consolidated Graphics, Inc. Employee 401(k) Savings Plan.

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statements, including the exhibits thereto, and any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of December 17, 1996.

                                            /s/ GARY L. FORBES
                                                Gary L. Forbes

                           CONSOLIDATED GRAPHICS, INC.

                               POWER OF ATTORNEY

            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), Registration Statements on Form S-8 and S-3, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statements"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statements in connection with the registration by the Company of its Common Stock, par value $0.01 per share, issued in connection with the acquisition of Garner Printing Company and issuable pursuant to the Consolidated Graphics, Inc. Employee 401(k) Savings Plan.

            NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statements, including the exhibits thereto, and any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of December 17, 1996.


                                                 /s/ HUGH N. WEST
                                                     Hugh N. West